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                                                                    EXHIBIT 23.1

                     CONSENT OF PRICEWATERHOUSECOOPERS LLP

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, which is based in part on the report of other auditors, dated February 7, 2001 relating to the financial statements of Regeneron Pharmaceuticals, Inc. (the "Company") which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          PricewaterhouseCoopers LLP

New York, New York

May 17, 2001